UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 13, 2004

CARE CONCEPTS I, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20958	86-0519152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

760 E. McNab Road, Pompano Beach, Florida 33060

(Address of Principal Executive Office) (Zip Code)

(954) 786-2510

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 2.     Acquisition or Disposition of Assets

On April 14, 2004, Care Concepts I, Inc. (the “Company”), Carl Foster, and Foster Sports, Inc., a Florida corporation entered into a Stock Purchase Agreement under which the Company acquired an 80% interest in Foster Sports, Inc. in consideration for 480,000 shares of the Company’s common stock, subject to certain  vesting requirements.

Subsequent to the execution of the Stock Purchase Agreement Foster Sports opened and established a radio station in the Orlando, Florida area. In consideration of opening this market, 100% of the Company Common Shares have vested.

The Company agrees that through the period ended April 1, 2006, Foster Sports, Inc. shall (a) operate within Company as either a subsidiary or separate division and (b) the business of Foster Sports, Inc. shall be conducted by the Company as conducted by Foster Sports, Inc. prior to April 14, 2004. Carl Foster will remain president of Foster Sports, Inc. and is empowered to enter into agreements and contractual relationships so long as such agreements and relationships are within a budget, the terms of which were agreed to by the Company and Foster Sports, Inc. The budget includes an annual salary payable to Mr. Foster. Any agreement or expenditure above the budgeted amount shall require the approval of the Company. Carl Foster will submit to the Company for its comment, revision and approval the quarterly and updated annual operating capital budgets for Foster Sports, Inc.

Foster Sports, Inc. is a South Florida based sports media company that holds all programming rights to radio station WFLL 1400 AM, The Fan. Carl Foster, the president of Foster Sports, Inc., is a 25-year sports reporting veteran and radio personality. Foster Sports produces sports radio talk shows as well as additional programming during the NFL and college football season. Foster Sports also circulates a web-based newsletter to approximately 1.5 million sports fans on a weekly basis. Foster Sports intends to air live programming on 1400 AM commencing early May.

A copy of the Stock Purchase Agreement was previously filed herein. A press release announcing the execution of the Stock Purchase Agreement was issued on April 14, 2004 and filed on Form 8-K dated April 14, 2004.

The foregoing description of the acquisition of Foster Sports, Inc. is qualified in its entirety by reference to the full text of the Stock Purchase Agreement , as amended ..

2

Item 7.   Financial Statements and Exhibits

(a)

Financial Statements

The Company has included herein the following financial information as required pursuant to Rule 3-05 of Regulation S-X:

(i)

Foster Sports, Inc. Audited Financial Statements for the Year Ended December 31, 2003 and December 31, 2002.

(ii)

Foster Sports, Inc. Unaudited Financial Information for the Three Months Ended March 2004.

(b)

Pro Forma Financial Information

As required pursuant to Article 11 of Regulation S-X, the Company has provided herein Unaudited Financial Statements based on the historical financial statements of the Company and Foster Sports, Inc. as of and for the periods ending December 31, 2003, December 31, 2002 and March 31, 2004.

(c)

Exhibits.

Exhibit No.	Exhibit Description

2.1	Stock Purchase Agreement dated April 14, 2004 by and among Care Concepts I, Inc., Carl Foster and Foster Sports, Inc. (previously filed)
2.2	Second Addendum to Stock Purchase Agreement
99.1	Joint Press Release by Care Concepts I, Inc. and Foster Sports, Inc. on April 14, 2004 (previously filed on Form 8-K dated April 14, 2004).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Care Concepts I, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE CONCEPTS I, INC.

Dated: June 21 , 2004	By:	/s/ STEVE MARKLEY
Steve Markley
Chief Executive Officer

4

Foster Sports Inc.

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT

To The Stockholders

Foster Sports, Inc.

Boynton Beach, Florida

We have audited the accompanying balance sheet of Foster Sports, Inc. (a Florida Corporation) as of December 31, 2003 and 2002 and the related statements of operations, changes in shareholders’ equity, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Foster Sports, Inc. and the results of its operations, retained earnings and cash flows for the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

June 14, 2004

JEWETT, SCHWARTZ AND ASSOCIATES

Hollywood, Florida

FOSTER SPORTS, INC.

BALANCE SHEET

DECEMBER 31, 2003 AND 2002

	2003	2002

ASSETS
Cash and cash equivalents	$659	$—
Shareholder receivable	197,741	114,664
Stock investment	40,741	—
Total current assets	239,141	114,664

Other	1,747	1,747
Total Assets	$240,888	$116,411

LIABIITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$20,148	$3,551
Barter Payable	8,558	6,175
Notes Payable	256,750	131,200
Line of credit	50,000	—
Total Current Liabilities	335,456	140,926
Total Liabilities	335,456	140,926

Shareholders’ Equity

Common Stock, No Par Value, 100 Shares authorized, 100 shares issued and outstanding.	100	100
Unrealized appreciation on stock investment	12,037	—
Accumulated deficit	(106,705)	(24,615)
Total Shareholders’ Equity	(94,568)	(24,515)

Total Liabilities and Shareholders’ Equity	$240,888	$116,411

See accompanying notes to financial statements.

FOSTER SPORTS, INC.

STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2003	2002

Net Sales:
Sales – radio	$309,694	$440,258
Sales – barter	47,540	—
Total Sales	357,234	440,258

Costs and Expenses:
Cost of production	173,750	159,106
Selling, general and administrative	253,606	253,658
Total Costs and Expenses	427,356	412,764

Net income (loss) before interest expense	(70,122)	27,494

Interest expense	11,968	7,515

Net income (loss)	$(82,090)	$19,979

See accompanying notes to financial statements.

FOSTER SPORTS, INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Common Stock		Unrealized Appreciation in Stock Investment	Accumulated Deficit	Total
	Shares	Amount

Balance December 31, 2001	100	$100	$—	$(44,594)	$(44,494)
Net Income				19,979	19,979
Balance December 31, 2002	100	100	—	(24,615)	(24,515)
Unrealized appreciation on stock investment	—	—	12,037	—	12,037
Net Loss	—	—	—	(82,090)	(82,090)
Balance December 31, 2003	100	$100	$12,037	$(106,705)	$(94,568)

See accompanying notes to financial statements.

FOSTER SPORTS, INC.

STATEMENT OF CASH FLOWS

	For the Year Ended December 31,
	2003	2002

Cash Flows from Operating Activities:
Net income (loss)	$(82,090)	$19,979

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation expense	—	3,409
Changes in operating assets and liabilities:
(Increase) decrease in:
Shareholder receivable	(83,078)	(114,663)
Other assets	—	(1,742)
Accrued expenses	16,597	—
Trade payable	2,384	6,220
Net cash used in operating activities	(146,187)	(86,797)

Cash Flows from Investing Activities:
Common stock receipt in exchange for radio air-time	(28,704)	—
Purchase of furniture and fixtures	—	(631)
Net cash used in investing activities	(28,704)	(631)

Cash Flows from Financing Activities:
Proceeds from notes payable	125,550	77,800
Proceeds from line of credit	50,000	—
Net cash provided by financing Activities	175,550	77,800

Net Increase (Decrease) in Cash and Cash Equivalents	659	(9,628)
Cash and Cash Equivalents, Beginning of year	—	9,628
Cash and Cash Equivalents, End of year	$659	$—

See accompanying notes to financial statements.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity – Foster Sports, Inc. (the Company) was incorporated in the State of Florida on June 3, 1998. The Company is a South Florida based sports media organization.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures at the date of the financial statements and during the reporting period. Accordingly, actual results could differ from those estimates.

Revenue and Cost Recognition – Revenues are reported at the time the services is provided and delivered to the customer.

Trade and Barter Revenue and Expenses – Barter revenues generally represent exchanges by the Company of advertising time on the air for products or services. Revenues and expenses from these barter transactions are recorded based upon the fair value of the advertisements delivered. Fair value of advertisements delivered is based upon our recent practice of receiving cash for similar advertisements. Barter revenues are recognized when the advertisements is aired by the station. Barter expenses are generally recognized when either traded through an barter organization, or provided to listeners to the broadcast for prizes. Barter expenses are included as part of sales and marketing expenses.

Property and Equipment – Property and equipment are stated at cost. Depreciation and amortization are provided using the straight-line method over the estimated economic lives of the assets, which are three to seven years.

Expenditures and major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Impairment of Long-lived Assets – The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. At December 31, 2003 and 2002, the Company believes that there has been no impairment of its long-lived assets.

Investment Securities – Equity securities are classified as available for sale are carried at fair value with the unrealized gains and losses reported separately net of tax, in other comprehensive income. Gains and losses are determined on the specific identification method.

Declines in market value of individual available securities to their fair value below their cost that are other than temporary result in write-down of the individual securities to their face value. The related write-downs are included in earnings as realized losses.

Advertising – The Company expenses advertising production costs as they are incurred. Advertising costs for the years ended December 31, 2003 and 2002 were $76,607 and $66,539, respectively.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS – continued

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments – The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, prepaid expenses, other assets, and accounts payable carrying amounts approximate fair value.

Cash and Cash Equivalents – The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Income Taxes – The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S Corporation effective June 3, 1998. In lieu of corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Taxable income of the Company is determined using the cash method of accounting. Therefore, no provision or liability for income taxes has been included in the financial statements. Effective April 14, 2004, in conjunction with the Acquisition by Care Concepts I, Inc., the Company’s S-Corporation has been revoked.

Recent Accounting Pronouncements – In April 2002, the Financial Accounting Standards Board (“FASB”) issued Statement No. 145 (“Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections”). This statement rescinds FASB Statement No. 4, Reporting Gains and Losses from Extinguishment of Debt, and FASB Statement No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. Any gain or loss on the extinguishment of debt that was classified as an extraordinary item in prior periods will be reclassified into continuing operations.

In June 2002, the FASB issued Statement No. 146 (“Accounting for Costs Associated with Exit or Disposal Activities”). This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Prior to this statement, a liability was recognized when the entity committed to an exit plan. Management believes that this statement will not have a material impact on the Company's financial statements; however, the statement will result in a change in accounting policy associated with the recognition of liabilities in connection with future restructuring charges.

In November 2002, the FASB issued Interpretation No. 45, “Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others.” This interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. This interpretation does not prescribe a specific approach for subsequently measuring the guarantor's recognized liability over the term of the related guarantee. This interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, “Disclosure of Indirect Guarantees of Indebtedness of Others,” which is being superseded.

In December 2002, the FASB issued Statement No. 148 (“Accounting for Stock-Based Compensation - Transition and Disclosure”). This statement amends FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of FASB Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS – continued

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements- (continued)

In January 2003, the FASB issued Interpretation No. 46 (“Consolidation of Variable Interest Entities”). The interpretation defines a variable interest entity as a corporation, partnership, trust or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the equity to support its activities. A variable interest entity often holds financial assets, including loans or receivables, real estate or other property. A variable interest entity may be essentially passive or it may engage in research and development or other activities on behalf of another company. This interpretation requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The Company would have to consolidate any of its variable interest entities that meet the above criteria as of July 1, 2003. The interpretation also requires disclosures about variable interest entities that the company is not required to consolidate but in which it has a significant variable interest. Management is in the process of determining if its interests in unconsolidated entities qualify as variable interest entities and, if so, whether the assets, liabilities, non-controlling interest, and results of activities are required to be included in the Company's consolidated financial statements.

In May 2003, the FASB issued Statement No. 150 (“Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company is currently classifying financial instruments within the scope of this Statement in accordance with this Statement. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management does not believe that this Statement will have a material impact on the Company's financial statements.

NOTE 2 – CONCENTRATION OF CREDIT RISK

The amounts on deposit at December 31, 2003 and 2002 did not exceed the $100,000 federally insured limit.

NOTE 3 – EQUITY

The Company was established in the State of Florida as an S-Corporation. 100 shares of common stock, no par value were issued and outstanding as of December 31, 2003 and 2002.

NOTE 4 – INVESTMENT STOCK

In September 2003, the company received 185,185 shares of common stock of a company for radio air time. The Company recorded an investment at that time of $28,704, or $0.155 a share. The company recorded unrealized appreciation on the investment at December 31, 2003 of $12,037 based on the market value $0.22 a share. The Company must hold this investment until September 2004.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS – continued

For the Years Ended December 31, 2003 and 2002

NOTE 5 – NOTES PAYABLE AND LINE OF CREDIT

The Company has the following notes payable outstanding as of December 31,:

	2003	2002

Maturity June 1, 2005, interest rate 7%	$58,000	$71,200
Non interest bearing, due upon demand	130,850	50,000
Maturity September 2004, non-interest bearing	57,900	—
Non-interest bearing, due upon demand	10,000	10,000
	$256,750	$131,200

At December 31, 2003, the Company had a line of credit outstanding for $50,000, with an interest rate of prime plus 100 basis points, or 5%.

NOTE 6 – RELATED PARTY TRANSACTIONS

At December 31, 2003 and 2002 the company had receivable balances for approximately $197,741 and $114,664 due from related parties, respectively.. Effective upon Acquisition, April 14, 2004, the notes payable and the balance due from related parties were assumed by the shareholder.

NOTE 7 – SUBSEQUENT EVENTS

On April 14, 2004, Care Concepts, Inc., Carl Foster, and Foster Sports, Inc., a Florida corporation entered into a Stock Purchase Agreement under which the Company acquired an 80% interest in Foster Sports, Inc. in consideration for 480,000 shares of the Company’s common stock, subject to the following vesting requirements:

Within 120 days of each April 1, 2005 and April 1, 2006, the Company shall deliver to Carl Foster a report of the Net Income of Foster Sports, Inc. for the 12 month period then ended. In the event that Foster Sports, Inc.’s operations produce Net Income for the 12 month period ending April 1, 2005 (the “2005 Net Income”) is greater than $349,547 (“2005 Targeted Amount”), Carl Foster shall have earned 118,750 of the Company’s Common Shares (25% of the Company Common Shares). In the event that Foster Sports, Inc.’s operations produce Net Income for the 12 month period ended April 1, 2006 (the “2006 Net Income”) of greater than $650,000 (the “2006 Targeted Amount”), Carl Foster shall have earned all of Company’s Common Shares. In the event that Foster Sports, Inc. does not meet the 2006 Targeted Amount but meets the 2005 Targeted Amount, Carl Foster shall earn 118,750 of the Company Common Shares (25% of the Company’s Common Shares). In the event that the 2006 Net Income for Foster Sports, Inc. does not equal or exceed the 2006 Targeted Amount, Carl Foster shall nevertheless be entitled to earn a pro rata portion of the Company’s Common Shares as applicable in the agreement.

Foster Sports, Inc. is a South Florida based sports media company that holds all programming rights to radio station WFLL 1400 AM, The Fan. Carl Foster, the president of Foster Sports, Inc., is a 25-year sports reporting veteran and radio personality. Foster Sports produces sports radio talk shows as well as

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS – continued

For the Years Ended December 31, 2003 and 2002

NOTE 7 – SUBSEQUENT EVENTS (continued)

additional programming during the NFL and college football season. Foster Sports also circulates a web-based newsletter to approximately 1.5 million sports fans on a weekly basis. Foster Sports live programming on 1400 AM commenced in early May.

Foster Sports, Inc., a subsidiary of Care Concepts I, Inc. IBD, which introduced a new sports radio station called 1400 The Fan to the South Florida market May 3, 2004, will launch a new voice for Central Florida area sports fans June 28, 2004.

James Crystal Radio has entered into a Licensed Marketing Agreement with Foster Sports that will convert WORL (660 AM) in Central Florida into 660 The Fan. The newly packaged station will have a 24-hour, all sports format.

Foster Sports will simulcast a large portion of its programming line-up in both markets, including the popular Morning Bullpen and the afternoon drive time, Dino Costa Show. The Orlando-based station will have broadcast rights to Miami Dolphins, Florida Marlins and Florida State Seminole games. 660 The Fan will also have a network affiliation with the Sporting News Radio Network, which will provide supplemental programming to its roster of shows.

On June 24, 2004, a second addendum was made to the Purchase Agreement between Care Concepts I, Inc. and Foster Sports, Inc. and Carl Foster, whereby the Carl Foster will earn 100% of the Buyers Common Shares in the event that the Foster Sports, Inc. establishes a radio market and station within the Orlando, Florida market.  The Company signed an agreement to enter the Orlando market with the Fan 660 in the Orlando market. On June 28, 2004 660 the Fan will be on the air, thus the contingency on the shares have passed and the Foster Sports has earned all of the shares of common stock. The common stock has been valued at the market price of $6.45 per share valued at June 23, 2004 totaling $3,096,000, with a corresponding increase in goodwill.

FOSTER SPORTS, INC.

BALANCE SHEET

March 31, 2004

(Unaudited)

ASSETS

Cash and cash equivalents	$—
Shareholder receivable	217,655
Stock investment	26,852
Total current assets	244,507

Other	1,747
Total Assets	$246,254

LIABIITIES AND SHAREHOLDERS’ DEFICIT

Current Liabilities:
Accounts payable	$38,464
Barter Payable	8,138
Notes Payable	266,250
Line of credit	50,000
Total Current Liabilities	362,852
Total Liabilities	362,852

Shareholders’ Deficit:
Common Stock, No Par Value, 100 Shares authorized, 100 shares issued and outstanding.	100
Unrealized appreciation on stock investment	(1,852)
Accumulated deficit	(114,846)
Total Shareholders’ Deficit	(116,598)

Total Liabilities and Shareholders’ Deficit	$246,254

See accompanying notes to financial statements.

FOSTER SPORTS, INC.

(UNAUDITED) STATEMENTS OF OPERATIONS

	For the Three Months Ended March 31,
	2004	2003

Net Sales:

Sales – radio	$6,414	$128,860
Sales – barter	—	9,120
Total Sales	6,414	137,980

Costs and Expenses:
Cost of production	1,525	58,655
Selling, general and administrative	9,217	57,489
Total Costs and Expenses	10,742	116,144

Net income (loss) before interest expense	(4,328)	21,836

Interest expense	3,813	799

Net income (loss)	$(8,141)	$21,037

See accompanying notes to financial statements.

FOSTER SPORTS, INC.

(UNAUDITED) STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT

	Common Stock		Unrealized Appreciation in Stock Investment		Accumulated Deficit	Total
	Shares	Amount

Balance December 31, 2002	100	$100		$—	$(24,615)	$(24,515)
Net Income	—	—		—	21,037	21,037
Balance March 31, 2003	100	$100	$		$(3,478)	$(3,678)

Balance December 31, 2003	100	$100		$12,037	$(106,705)	$(94,568)

Unrealized appreciation on stock investment	—	—		(13,889)	—	12,037
Net Loss	—	—		—	(8,141)	(8,141)
Balance March 31, 2004	100	$100		$(1,852)	$(114,846)	$(116,598)

See accompanying notes to financial statements.

FOSTER SPORTS, INC.

STATEMENT OF CASH FLOWS

(Unaudited)

	For the Three Months Ended March 31,
	2004	2003

Cash Flows from Operating Activities:
Net income (loss)	$(8,141)	$21,037

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Changes in operating assets and liabilities:
Prepaid airtime	18,317	42,150
(Increase) decrease in:
Shareholder receivable	(19,914)	(23,470)
Accrued expenses	(20,648)	(3,551)
Trade payable	(421)	(362)
Net cash used in operating activities	(10,159)	(48,496)

Cash Flows from Financing Activities:
Proceeds from notes payable	9,500	72,670
Net cash provided by financing activities	9,500	72,670

Net Increase (Decrease) in Cash and Cash Equivalents	(659)	24,174
Cash and Cash Equivalents, Beginning of year	659	—
Cash and Cash Equivalents, End of year	$(19,988)	$24,174

See accompanying notes to financial statements.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS

For the Three Months Ended March 31, 2004 and 2003

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity – Foster Sports, Inc. (the Company) was incorporated in the State of Florida on June 3, 1998. The Company is a South Florida based sports media organization.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures at the date of the financial statements and during the reporting period. Accordingly, actual results could differ from those estimates.

Revenue and Cost Recognition – Revenues are reported at the time the services is provided and delivered to the customer.

Trade and Barter Revenue and Expenses – Barter revenues generally represent exchanges by the Company of advertising time on the air for products or services. Revenues and expenses from these barter transactions are recorded based upon the fair value of the advertisements delivered. Fair value of advertisements delivered is based upon our recent practice of receiving cash for similar advertisements. Barter revenues are recognized when the advertisements is aired by the station. Barter expenses are generally recognized when either traded through an barter organization, or provided to listeners to the broadcast for prizes. Barter expenses are included as part of sales and marketing expenses.

Property and Equipment – Property and equipment are stated at cost. Depreciation and amortization are provided using the straight-line method over the estimated economic lives of the assets, which are three to seven years.

Expenditures and major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Impairment of Long-lived Assets – The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. At March 31, 2004 and 2003, the Company believes that there has been no impairment of its long-lived assets.

Investment Securities – Equity securities are classified as available for sale are carried at fair value with the unrealized gains and losses reported separately net of tax, in other comprehensive income. Gains and losses are determined on the specific identification method.

Declines in market value of individual available securities to their fair value below their cost that are other than temporary result in write-down of the individual securities to their face value. The related write-downs are included in earnings as realized losses.

Advertising – The Company expenses advertising production costs as they are incurred. Advertising costs for the years ended March 31 31, 2004 and 2003 were $1,595 and $12,721, respectively.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS – continued

For the Three Months Ended March 31, 2004 and 2003

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments – The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, prepaid expenses, other assets, and accounts payable carrying amounts approximate fair value.

Cash and Cash Equivalents – The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Income Taxes – The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S Corporation effective June 3, 1998. In lieu of corporation income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Taxable income of the Company is determined using the cash method of accounting. Therefore, no provision or liability for income taxes has been included in the financial statements. Effective April 14, 2004, in conjunction with the Acquisition by Care Concepts I, Inc., the Company’s S-Corporation has been revoked.

Recent Accounting Pronouncement s – In April 2002, the Financial Accounting Standards Board ("FASB") issued Statement No. 145 ("Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections"). This statement rescinds FASB Statement No. 4, Reporting Gains and Losses from Extinguishment of Debt, and FASB Statement No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. Any gain or loss on the extinguishment of debt that was classified as an extraordinary item in prior periods will be reclassified into continuing operations.

In June 2002, the FASB issued Statement No. 146 ("Accounting for Costs Associated with Exit or Disposal Activities"). This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Prior to this statement, a liability was recognized when the entity committed to an exit plan. Management believes that this statement will not have a material impact on the Company's financial statements; however, the statement will result in a change in accounting policy associated with the recognition of liabilities in connection with future restructuring charges.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others." This interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. This interpretation does not prescribe a specific approach for subsequently measuring the guarantor's recognized liability over the term of the related guarantee. This interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, "Disclosure of Indirect Guarantees of Indebtedness of Others," which is being superseded.

In December 2002, the FASB issued Statement No. 148 ("Accounting for Stock-Based Compensation - Transition and Disclosure"). This statement amends FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of FASB Statement No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS – continued

For the Three Months Ended March 31, 2004 and 2003

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements – (continued)

In January 2003, the FASB issued Interpretation No. 46 ("Consolidation of Variable Interest Entities"). The interpretation defines a variable interest entity as a corporation, partnership, trust or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the equity to support its activities. A variable interest entity often holds financial assets, including loans or receivables, real estate or other property. A variable interest entity may be essentially passive or it may engage in research and development or other activities on behalf of another company. This interpretation requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The Company would have to consolidate any of its variable interest entities that meet the above criteria as of July 1, 2003. The interpretation also requires disclosures about variable interest entities that the company is not required to consolidate but in which it has a significant variable interest. Management is in the process of determining if its interests in unconsolidated entities qualify as variable interest entities and, if so, whether the assets, liabilities, non-controlling interest, and results of activities are required to be included in the Company's consolidated financial statements.

In May 2003, the FASB issued Statement No. 150 ("Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity"). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company is currently classifying financial instruments within the scope of this Statement in accordance with this Statement.  This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management does not believe that this Statement will have a material impact on the Company's financial statements.

NOTE 2 – CONCENTRATION OF CREDIT RISK

The amounts on deposit at March 31, 2004 and 2003 did not exceed the $100,000 federally insured limit.

NOTE 3 – EQUITY

The Company was established in the State of Florida as an S-Corporation. 100 shares of common stock, no par value were issued and outstanding as of March 31 31, 2004 and 2003.

NOTE 4 – INVESTMENT STOCK

In September 2003, the company received 185,185 shares of common stock of a company for radio air time. The Company recorded an investment at that time of $28,704, or $0.155 a share. The company recorded unrealized depreciation on the investment at March 31, 2004 of $1,852 based on the market value $0.15 a share. The Company must hold this investment until September 2004.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS – continued

For the Three Months Ended March 31, 2004 and 2003

NOTE 5 – NOTES PAYABLE AND LINE OF CREDIT

The Company has the following notes payable outstanding as of March 31,:

	2004	2003

Maturity June 1, 2005, interest rate 7%	$56,350	$—
Non interest bearing, due upon demand	140,000	135,970
Maturity September 2004, non-interest bearing	57,900	57,900
Non-interest bearing, due upon demand	10,000	10,000
Other	2,000	—
	$266,250	$203,870

At March 31, 2004, the Company had a line of credit outstanding for $50,000, with an interest rate of prime plus 100 basis points, or 5%.

NOTE 6– RELATED PARTY TRANSACTIONS

At March 31, 2004 and 2003 the company had receivable balances for approximately $217,655 and $138,134 due from related parties, respectively.. Effective upon Acquisition, April 14, 2004, the notes payable and the balance due from related parties were assumed by the shareholder.

NOTE 7 – SUBSEQUENT EVENTS

On April 14, 2004, Care Concepts, Inc., Carl Foster, and Foster Sports, Inc., a Florida corporation entered into a Stock Purchase Agreement under which the Company acquired an 80% interest in Foster Sports, Inc. in consideration for 480,000 shares of the Company’s common stock, subject to the following vesting requirements:

Within 120 days of each April 1, 2005 and April 1, 2006, the Company shall deliver to Carl Foster a report of the Net Income of Foster Sports, Inc. for the 12 month period then ended. In the event that Foster Sports, Inc.’s operations produce Net Income for the 12 month period ending April 1, 2005 (the “2005 Net Income”) is greater than $349,547 (“2005 Targeted Amount”), Carl Foster shall have earned 118,750 of the Company’s Common Shares (25% of the Company Common Shares). In the event that Foster Sports, Inc.’s operations produce Net Income for the 12 month period ended April 1, 2006 (the “2006 Net Income”) of greater than $650,000 (the “2006 Targeted Amount”), Carl Foster shall have earned all of Company’s Common Shares. In the event that Foster Sports, Inc. does not meet the 2006 Targeted Amount but meets the 2005 Targeted Amount, Carl Foster shall earn 118,750 of the Company Common Shares (25% of the Company’s Common Shares). In the event that the 2006 Net Income for Foster Sports, Inc. does not equal or exceed the 2006 Targeted Amount, Carl Foster shall nevertheless be entitled to earn a pro rata portion of the Company’s Common Shares as applicable in the agreement.

Foster Sports, Inc. is a South Florida based sports media company that holds all programming rights to radio station WFLL 1400 AM, The Fan. Carl Foster, the president of Foster Sports, Inc., is a 25-year sports reporting veteran and radio personality. Foster Sports produces sports radio talk shows as well as additional programming during the NFL and college football season. Foster Sports also circulates a web-based newsletter to approximately 1.5 million sports fans on a weekly basis. Foster Sports live programming on 1400 AM commenced in early May.

Foster Sports, Inc.

NOTES TO FINANCIAL STATEMENTS – continued

For the Three Months Ended March 31, 2004 and 2003

NOTE 7 – SUBSEQUENT EVENTS (continued)

Foster Sports, Inc., a subsidiary of Care Concepts I, Inc. IBD, which introduced a new sports radio station called 1400 The Fan to the South Florida market May 3, 2004, will launch a new voice for Central Florida area sports fans June 28, 2004.

James Crystal Radio has entered into a Licensed Marketing Agreement with Foster Sports that will convert WORL (660 AM) in Central Florida into 660 The Fan. The newly packaged station will have a 24-hour, all sports format.

Foster Sports will simulcast a large portion of its programming line-up in both markets, including the popular Morning Bullpen and the afternoon drive time, Dino Costa Show. The Orlando-based station will have broadcast rights to Miami Dolphins, Florida Marlins and Florida State Seminole games. 660 The Fan will also have a network affiliation with the Sporting News Radio Network, which will provide supplemental programming to its roster of shows.

On June 24, 2004, a second addendum was made to the Purchase Agreement between Care Concepts I, Inc. and Foster Sports, Inc. and Carl Foster, whereby the Carl Foster will earn 100% of the Buyers Common Shares in the event that the Foster Sports, Inc. establishes a radio market and station within the Orlando, Florida market.  The Company signed an agreement to enter the Orlando market with the Fan 660 in the Orlando market. On June 28, 2004 660 the Fan will be on the air, thus the contingency on the shares have passed and the Foster Sports has earned all of the shares of common stock. The common stock has been valued at the market price of $6.45 per share valued at June 23, 2004 totaling $3,096,000, with a corresponding increase in goodwill.

Care Concepts I, Inc.

Unaudited Pro Forma Combined Balance Sheets

For the Three Months Ended March 31, 2004

			Pro Forma Adjustments
	Care Concepts I, Inc.	Foster Sports, Inc.	DR	CR	Pro Forma
ASSETS

Current Assets
Cash and cash equivalents	$12,550	$—	$—	$—	$12,550
Loan receivable — related party	—	217,655		217,655	—
Accounts receivable	24,712		—	—	24,712
Stock investment	—	26,852	—	—	26,852
Other assets		1,747	—	—	1,747

Total Current Assets	37,262	246,254	—	217,655	65,861

Property and equipment, net of accumulated depreciation	38,721	—	—	—	38,721
	38,721	—	—	—	38,721

Auction software, net of accumulated depreciation	1,249,272	—	—	—	1,249,272
Auction inventory	3,833,950	—	—	—	3,833,950
Goodwill	—	—	4,116,151	—	4,116,151
Other assets	12,500	—	—	—	12,500
TOTAL ASSETS	$5,171,705	$246,254	$4,116,151	$217,655	$9,316,455

Care Concepts I, Inc.

Unaudited Pro Forma Combined Balance Sheets

For the Three Months Ended March 31, 2004

			Pro Forma Adjustments
	Care Concepts I, Inc.	Foster Sports, Inc.	DR	CR	Pro Forma

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities
Accounts payable and accrued expenses	$29,033	$38,464	$—	$—	$67,497
Trade payable	—	8,138	—	—	8,138
Loans to shareholders	15,816	—	—	—	15,816
Notes payable	—	316,250	176,250	—	140,000
Total Current Liabilities	44,849	362,852	176,250	—	231,451

Minority Interest	—	—	—	864,000	864,000

Stockholders' Equity (Deficiency)
Preferred B, par value $0.001, 10,000 shares authorized, 1,000 shares issued and outstanding	1	—	—	—	1
Preferred C, par value, $0.001, 45,000 shares authorized, 10,000 issued and outstanding	10	—	—	—	10
Common Stock - ($0.001 Par Value; 30,000,000 shares authorized;
15,192,425 shares issued and outstanding)	15,192	—	—	480	15,672
Additional Paid in Capital	6,089,127	—	—	3,095,520	9,184,647
Accumulated deficit	(977,474)	—	—	—	(977,474)
Common stock and Additional Paid in Capital - No Par Value	—	100	100	—	—
Unrealized depreciation on stock investment	—	(1,852)	—	—	(1,852)
Accumulated deficit	—	(114,846)	41,405	156,251	—
Total Stockholders' Equity (Deficiency)	5,126,856	(116,598)	41,505	3,252,25?	8,221,004

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)	$5,171,705	$246,254	$217,755	$4,116,251	$9,316,455

Care Concepts I, Inc.

Unaudited Pro Forma Combined Statement of Operations

For the Three Months Ended March 31, 2004

				Pro Forma Adjustments
	Care Concepts I, Inc.	Foster Sports, Inc.		DR	CR	Pro Forma

Revenues	$84,553		$6,414	$—	$—	$90,967

Operating expenses:
Cost of Production	—		1,525	—	—	1,525
Selling, general and administrative	143,653		9,217	—	—	152,870
						0
TOTAL EXPENSES	143,653		10,742	—	—	154,395

Operating loss	(59,100)		(4,328)	—	—	(63,428)

Other income (expense):
Interest expense	—		(3,813)	—	—	(3,813)
TOTAL OTHER EXPENSE	—		(3,813)	—	—	(3,813)

Net loss before income taxes	(59,100)		(8,141)	—	—	(67,241)

Income taxes	—		—	—	—	—

NET LOSS	(59,100)		$(8,141)	—	—	(67,241)

Dividends on preferred stock	(2,000)		—	—	—	(2,000)

Net loss applicable to common stock	$(61,100)		$(8,141)	$—	$—	$(69,241)

BASIC AND DILUTED NET LOSS PER SHARE	$(0.00)	$	n/a			$(0.00)

Basic and diluted weighted average common shares outstanding	15,192,425		n/a			15,672,425

Care Concepts I, Inc.

Notes to Unaudited Pro Forma Combined Financial Statements

For the Three Months Ended March 31, 2004

1)   On April 14, 2004, Care Concepts, Inc., Carl Foster, and Foster Sports, Inc., a Florida corporation entered into a Stock Purchase Agreement under which the Company acquired an 80% interest in Foster Sports, Inc. in consideration for 480,000 shares of the Company’s common stock, subject to the following vesting requirements:

Within 120 days of each April 1, 2005 and April 1, 2006, the Company shall deliver to Carl Foster a report of the Net Income of Foster Sports, Inc. for the 12 month period then ended. In the event that Foster Sports, Inc.’s operations produce Net Income for the 12 month period ending April 1, 2005 (the “2005 Net Income”) is greater than $349,547 (“2005 Targeted Amount”), Carl Foster shall have earned 118,750 of the Company’s Common Shares (25% of the Company Common Shares). In the event that Foster Sports, Inc.’s operations produce Net Income for the 12 month period ended April 1, 2006 (the “2006 Net Income”) of greater than $650,000 (the “2006 Targeted Amount”), Carl Foster shall have earned all of Company’s Common Shares. In the event that Foster Sports, Inc. does not meet the 2006 Targeted Amount but meets the 2005 Targeted Amount, Carl Foster shall earn 118,750 of the Company Common Shares (25% of the Company’s Common Shares). In the event that the 2006 Net Income for Foster Sports, Inc. does not equal or exceed the 2006 Targeted Amount, Carl Foster shall nevertheless be entitled to earn a pro rata portion of the Company’s Common Shares as applicable in the agreement.

The Company recorded the minority interest at $864,000, for the 20% ownership. The 480,000 shares of common stock issued in relationship to the merger have not been included in goodwill, due to the provision identified above. The value of those shares at the date of the acquisition was $3.5 million. Financial Accounting Standard No. 141 requires that consideration that is issued or issuable at the expiration of a contingency period or that is held in escrow pending the outcome of the contingency share be disclosed but not recorded as a liability or shown as outstanding securities unless the outcome of the contingency is determinable beyond a reasonable doubt.

Attached, herein, a second addendum to the Purchase Agreement dated June 24, 2004 between Care Concepts I, Inc. and Foster Sports, Inc. and Carl Foster, whereby the Carl Foster will earn 50% of the Buyers Common Shares in the event that the Foster Sports, Inc. establishes a radio market and station within the Orlando, Florida market.  The Company signed an agreement to enter the Orlando market with the Fan 660 in the Orlando market. On June 28, 2004 660 the Fan will be on the air, thus the contingency on the shares have passed and the Foster Sports has earned all of the shares of common stock. The common stock has been valued at the market price of $6.45 per share valued at June 23, 2004 totaling $3,096,000, with a corresponding increase in goodwill.

2)   The shareholder has assumed certain notes payables and a line of credit as well as the amount due from shareholder. The net result of this agreement, is that the retained earnings balance declined by $41,405 at March 31, 2004.

3)   To adjust Retained earnings and common stock for the net book value of Foster Sports, Inc., resulting in additional goodwill of $156,151.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.2	Second Addendum to Stock Purchase Agreement